[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                     VANGUARD(R) NEW JERSEY TAX-EXEMPT FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 27, 2003

FUND MANAGERS
Effective August 4, 2003, John M. Carbone has assumed the role of Fund Manager for Vanguard New Jersey Tax-Exempt Funds. The Funds' investment objectives, strategies, and policies remain unchanged.

The Plain Talk(R) titled "The Funds' Adviser" is replaced with the following:

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1986; has managed portfolio investments since 1991; and has been with Vanguard since 1996; and has managed Vanguard(R)New Jersey Tax-Exempt Money Market Fund and Vanguard(R)New Jersey Long-Term Tax-Exempt Fund since 2003.
Education: B.S., Babson College; M.B.A., Southern Methodist University.


















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Vanguard Marketing Corporation, Distributor.                         PS14 082003